PROSPECTUS

[the potomac insurance trust logo]

33 Whitehall Street
10th Floor
New York, New York 10004

(800) 851-0511

Potomac VP Money Market Fund

The Fund offers its shares to insurance company separate accounts that fund variable annuity contracts and life insurance policies. This Prospectus should be read together with the Prospectus for those contracts and policies. Shares are also offered to certain qualified pension and retirement plans outside the context of separate accounts.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

May 1, 2004

(As Supplemented January 5, 2005)

In deciding whether to invest in the Potomac VP Money Market Fund (the “Fund”), you should rely on information in this Prospectus and the Statement of Additional Information (the "SAI") relating to the Fund. The Trust had not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

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Potomac VP Money Market Fund

This Prospectus relates only to the Potomac VP Money Market Fund of The Potomac Insurance Trust (the “Trust”).

Shares of the Fund may be purchased through variable annuity contracts and variable life insurance policies (“Contracts”). Shares of the Fund also may be purchased through certain qualified pension and retirement plans (“Plans”).

Rafferty Asset Management, LLC (“Rafferty”) serves as the investment advisor to the Fund.

Objective

The Potomac VP Money Market Fund seeks to provide security of principal, current income and liquidity.

Core Investments

The Potomac VP Money Market Fund seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and/or repurchase agreements that are fully collateralized by such obligations.

Investment Techniques and Policies

In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Principal Risks

•	The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

•	Securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the U.S. Government and are not insured or guaranteed by the U.S. Government.

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•	The value of your investment could be eroded over time by the effects of inflation.

•	Security selection by Rafferty may cause the Fund to underperform other funds with similar investment objectives.

•	If a portfolio security declines in credit quality or goes into default, it could also affect the Fund’s yield.

Performance

This Prospectus does not include a bar chart of annual total returns nor a performance table of average annual total returns because the Fund has not commenced operations as of the date of this Prospectus.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below are based on estimated expenses for the current fiscal year. The fees and expenses below do not include those of separate accounts. If they did include such fees, total expenses would be higher. Please refer to your Contract prospectus for information on additional fees and expenses.

Shareholder Fees (fees paid directly from your investment)*

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	N/A

*	Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

Annual Operating Expenses (%) (expenses that are deducted from Fund assets)**

VP Money Market Fund

Management Fees	0.50
Distribution (12b-1) Fees	1.00
Other Expenses**	0.76

Total Annual Operating Expenses**	2.26

**	Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund’s Other Expenses through December 31, 2005 to the extent that the Fund’s Total Operating Expenses exceed 2.25%. Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time. If overall expenses fall below the percentage limitation, then the Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

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Expense Example

The tables below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in the Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year

VP Money Market Fund	$229	$706

About Your Investment

Investing in the Fund

The Potomac Insurance Trust offers shares of the Fund to insurance company separate accounts that serve as investment vehicles for Contracts. The Trust also offers shares of the Fund to certain Plans. The separate accounts and plan sponsors, not the individual Contract owners or Plan beneficiaries, are the shareholders of the Fund. However, the separate accounts and plan sponsors may pass through voting rights to the Contract owners or Plan beneficiaries.

Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares of the Fund should consult with the insurance company that issued their Contracts, the accompanying variable Contract prospectus or their plan sponsor. There may be other restrictions and costs for purchases, sales or exchanges.

The Fund offers shares that are sold and redeemed at net asset value. Shares are made available with respect to Contracts and qualified pension and retirement plans where the insurance company or plan sponsor receives payments at an annual rate of up to 1.00% of that class’ average daily net assets for distribution and servicing activities.

The Trust reserves the right to reject any purchase order or suspend the offering of Fund shares.

Rule 12b-1 Fees

The Fund has adopted a distribution plan under Rule 12b-1 for the shares. The plan allows the Fund to pay distribution and sales fees for the sale of the Fund’s shares and for other shareholder services. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the plan, the fees may amount to an annualized rate of 1.00% of the Fund’s average daily net assets.

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Share Prices

A Fund’s share price is known as its net asset value per share (“NAV”). The VP Money Market Fund’s share price is calculated as of 1:15 pm Eastern time each day the NYSE and Federal Reserve Bank of New York are open. Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Fund uses the following methods to price securities held in their portfolios:

•	Short-term debt securities with a maturity of 60 days or less and money market securities held by a Fund are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•	Securities for which a price is unavailable will be valued at fair value estimates by the investment advisor, in accordance with procedures established by, and under the supervision of the Board of Trustees.

Additional Information

Management of the Fund

Rafferty provides investment services to the Fund. Rafferty attempts to manage the investment of the Fund’s assets consistent with the investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. Rafferty also provides investment services to certain other businesses and institutional clients.

Under an investment advisory agreement between The Potomac Insurance Trust and Rafferty, the Fund pays Rafferty the following fees at an annualized rate based on a percentage of the Fund’s daily net assets.

Advisory Fees Charged

VP Money Market Fund	0.50%

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Fund.

Distributions and Taxes

Distributions:

The VP Money Market Fund usually distributes dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses. The Fund also distributes any realized net capital gains annually. The Fund has capital gains when it sells its portfolio assets for a profit.

Dividends and net capital gain distributions will be reinvested automatically at NAV in shares of the Fund unless you request otherwise in writing.

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Taxes:

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), so that it will not have to pay federal income tax on that part of its investment company taxable income (determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Fund shares are offered only to insurance company separate accounts that fund Contracts and certain Plans. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the insurance company separate accounts that purchase and hold Fund shares (“Separate Accounts”) and (2) the holders of Contracts funded through the Separate Accounts. Plans are generally exempt from federal income tax, though distributions from such plans usually are taxable; for more information, contact your Plan administrator.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and the shareholders; see the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

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More Information on

The Potomac Insurance Trust

This Prospectus is intended only for use when accompanied by a Separate Account prospectus or qualified pension or retirement plan document.

Statement of Additional Information (SAI): The Fund’s SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

Call or Write to Obtain the SAI free of charge:

Write to:  The Potomac Insurance Trust
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993

Call:    (800) 851-0511

By Internet: www. potomacfunds.com

These documents and other information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the EDGAR Database on SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person has been authorized to give any information or to make any representation not contained in this Prospectus, or in the SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Potomac Insurance Trust or their distributor. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such an offering may not lawfully be made.

SEC File Number: 811-09761

P R O S P E C T U S

May 1, 2004

(As Supplemented January 5, 2005)

[THE POTOMAC INSURANCE TRUST LOGO]

The Potomac VP Money Market Fund

33 Whitehall Street, 10th Floor
New York, New York 10004